SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                   FORM 8-K/A



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported)
                                 March 19, 1998





                         WYMAN PARK BANCORPORATION, INC.
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             (Exact name of Registrant as specified in its Charter)




  Delaware                          0-23345                      52-2068893
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(State or other                 (Commission File               (IRS Employer
 jurisdiction of                    Number)                    Identification
 incorporation)                                                      No.)



11 West Ridgely Road, Lutherville, Maryland                    21093
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Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code:           (410) 252-6450
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Item 4. Changes in Registrant's Certifying Accountant

a) Wooden & Benson Chartered was previously the principal accountants for Wyman Park Bancorporation, Inc. (the "Company"). On March 11, 1998, that firm's appointment as principal accountants was terminated by the Company. The decision to change accountants was approved by the board of directors.

         In connection with the audits of the two fiscal years ended June 30, 1997 and the subsequent interim period through March 11, 1998, there were no disagreements with Wooden & Benson Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matters of the disagreements in connection with their opinion.


         The Company requested that Wooden & Benson Chartered furnish the Company with a letter, as promptly as possible, addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made in this
Item 4, and if not, stating the respects in which they do not agree. A copy of such letter, dated March 17, 1998, which the Company received on March 19, 1998, is filed as Exhibit 16 to this 8-K.


b) On March 11, 1998, the Company engaged Anderson Associates LLP as the Company's principal accountants.



Item 7. Financial Statements and Exhibits.


(c) Exhibits.


         16. Letter of Wooden & Benson Chartered dated March 17, 1998.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              WYMAN PARK BANCORPORATION, INC.




Date: March 19, 1998                          By:/s/ Ernest A. Moretti
     ---------------                             ---------------------
                                                 Ernest A. Moretti
                                                 President
                                                 and Chief Executive Officer